UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2026

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan	49022-2692
(Address of principal executive offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	New York Stock Exchange and NYSE Texas
Depositary Shares, each representing a 1/20 interest in a share of 8.50% Series A Mandatory Convertible Preferred Stock	WHR-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 1, 2026, Whirlpool Corporation (the “Company”) issued a press release announcing the proposed offering of $750 million in aggregate principal amount of Senior Secured Second Lien Notes due 2031 (the “2031 Notes”) and $750 million in aggregate principal amount of Senior Secured Second Lien Notes due 2034 (the “2034 Notes” and, together with the 2031 Notes, the “Notes”) in a private placement (the “Notes Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act. A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on June 1, 2026, the Company announced the commencement of a cash tender offer (the “Tender Offer”) to purchase any and all outstanding 1.250% Senior Notes due 2026 (Common Code 151414915 and ISIN No. XS1514149159) (the “2026 Existing Notes”) and 1.100% Senior Notes due 2027 (Common Code 171661617 and ISIN No. XS1716616179) (the “2027 Existing Notes” and, together with the 2026 Existing Notes, the “Existing Notes”) of Whirlpool Finance Luxembourg S.à r.l. (“Whirlpool Luxembourg”), a wholly owned subsidiary of the Company. The Company is also soliciting consents from registered holders of the 2027 Existing Notes to a proposed amendment to the indenture governing the Existing Notes (the “Existing Notes Indenture”) to accelerate Whirlpool Luxembourg’s ability to satisfy and discharge the Existing Notes Indenture with respect to the 2027 Existing Notes (the “Consent Solicitation”). A copy of the press release announcing the Tender Offer and the Consent Solicitation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the securities would be made only by means of a confidential offering memorandum. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release issued by Whirlpool Corporation dated June 1, 2026, relating to the Notes Offering.

99.2	Press Release issued by Whirlpool Corporation dated June 1, 2026, relating to the Tender Offer and the Consent Solicitation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

June 1, 2026	By:	/s/ Roxanne L. Warner
	Name:	Roxanne L. Warner
	Title:	Executive Vice President and Chief Financial Officer